UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2025

EURONET WORLDWIDE INC

(Exact name of registrant as specified in its charter)

Delaware	001-31648	74-2806888
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

11400 Tomahawk Creek Parkway, Suite 300 Leawood, Kansas	66211
(Address of principal executive offices)	(Zip Code)

(913) 327-4200

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EEFT	Nasdaq Global Select Market
1.375% Senior Notes due 2026	EEFT26	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 30, 2025, Euronet Worldwide, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among CoreCard Corporation, a Georgia corporation (“CoreCard”), the Company, and Genesis Merger Sub Inc., a Georgia corporation and wholly owned direct subsidiary of the Company (“Merger Sub”), pursuant to which, among other things, Merger Sub will be merged with and into CoreCard (the “Merger”), with CoreCard surviving the Merger as a wholly owned subsidiary of the Company.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of CoreCard (“CoreCard Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of CoreCard Common Stock owned by the Company, Merger Sub, any other wholly owned subsidiary of the Company, CoreCard, or any wholly owned subsidiary of CoreCard, in each case, not held on behalf of third parties) will be automatically cancelled and cease to exist and will be converted into the right to receive a number of shares of the Company’s Common Stock, par value of $0.02 per share (“Company Common Stock” and such number of shares, the “Per Share Merger Consideration”), equal to (a) if the volume weighted average price per share of Company Common Stock on the Nasdaq Stock Market for the 15 consecutive trading days ending on and including the second full trading day prior to the Effective Time (the “Euronet Stock Price”), is greater than $95.4798 but less than $107.7997, the quotient obtained by dividing $30.00 by the Euronet Stock Price, rounded to four decimal places, or (b) if the Euronet Stock Price is greater than or equal to $107.7997, then 0.2783 or (c) if the Euronet Stock Price is equal to or less than $95.4798, then 0.3142 (the “Merger Consideration Shares”), together with any cash in lieu of fractional Company Common Stock, without interest and subject to any applicable without taxes. The issuance of the Merger Consideration Shares will be registered under a registration statement on Form S-4 that will be filed by the Company, which will include a proxy statement of CoreCard (the “Registration Statement”).

As a result of the Merger Agreement, (i) each outstanding and unvested CoreCard restricted stock unit (“RSU”) award will become vested and will automatically be converted into the right to receive the Per Share Merger Consideration in respect of each share of CoreCard Common Stock subject to such CoreCard RSU, and (ii) each CoreCard stock option that is outstanding and unexercised immediately prior to the Effective Time will become fully vested and exercisable, and will be automatically terminated, and will be converted into the right to receive an amount in cash in respect of each share subject thereto equal to the excess of (x) the product of the Exchange Ratio multiplied by the Euronet Stock Price over (y) the per share exercise price.

The obligations of the Company and Merger Sub, on the one hand, and CoreCard, on the other hand, to effect the Merger are subject to various conditions, including the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of CoreCard Common Stock entitled to vote on the matter (the “CoreCard Stockholder Approval”); the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of other specified regulatory approvals; effectiveness of the Registration Statement; approval of the listing of the Merger Consideration Shares on the Nasdaq Stock Market, subject to an official notice of issuance; the absence of any law or order that restrains, enjoins or otherwise prohibits the consummation of the Merger; subject in most cases to exceptions that do not rise to the level of a Company Material Adverse Effect or a Parent Material Adverse Effect (each as defined in the Merger Agreement), as applicable, the accuracy of the representations and warranties of the other party contained in the Merger Agreement; performance in all material respects by the other party of its obligations under the Merger Agreement and the receipt of a tax opinion from their respective counsel to the effect that the Merger will qualify for federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The respective obligations of the Company and CoreCard to consummate the Merger are also subject to there not having occurred since the date of the Merger Agreement an event that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or a Parent Material Adverse Effect, respectively.

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CoreCard, the Company and Merger Sub have each made customary representations, warranties and covenants in the Merger Agreement, including, among others, and subject to certain exceptions, covenants by CoreCard to use reasonable best efforts to conduct its business in all material respects in the ordinary course of business during the period between the signing of the Merger Agreement and the closing of the Merger, to convene and hold a meeting of its stockholders for the purpose of obtaining the CoreCard Stockholder Approval and not to solicit or negotiate alternative proposals or modify in a manner adverse to the Company the recommendation of the CoreCard Board of Directors that CoreCard’s stockholders adopt the Merger Agreement. The Merger Agreement also contains customary covenants, including covenants by the Company, subject to certain exceptions, not to take certain actions during the period between the signing of the Merger Agreement and the Closing of the Merger without the prior written consent of the other party (not to be unreasonably withheld, conditioned or delayed). The Company and CoreCard have each agreed to use its respective reasonable best efforts to cause the transactions contemplated by the Merger Agreement to be consummated as soon as reasonably practicable, including in connection with obtaining all consents required to be obtained from any governmental authority or third party that are necessary, proper or advisable to consummate the Merger.

The Merger Agreement contains certain termination rights, including that either party may terminate the Merger Agreement if, subject to certain limitations, the Merger has not closed by January 30, 2026 (subject to two automatic three-month extensions if on each such date all of the closing conditions except those relating to anti-trust regulatory approvals have been satisfied or waived) (the “Outside Date”). Additionally, CoreCard may terminate the Merger Agreement under specified circumstances to accept an unsolicited Superior Proposal (as defined in the Merger Agreement) from a third party, and the Company may terminate the Merger Agreement if, before the CoreCard Stockholder Approval has been obtained, the CoreCard Board of Directors changes its recommendation that CoreCard’s stockholders adopt the Merger Agreement.

The Merger Agreement provides that CoreCard will be required to pay the Company a termination fee of $7.5million if the Merger Agreement is terminated under specified circumstances in which the CoreCard Board of Directors changes its recommendation that CoreCard’s stockholders adopt the Merger Agreement, CoreCard terminates the Merger Agreement in order to accept a Superior Proposal as set forth in the Merger Agreement, or CoreCard consummates a Qualifying Transaction (as defined in the Merger Agreement) following the termination of the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, CoreCard or any of their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific date therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or CoreCard’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Company filed or will file with the Securities and Exchange Commission (“SEC”).

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Item 7.01	Regulation FD Disclosure.

On July 30, 2025, the Company issued a press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including the exhibits referenced herein and attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall they be deemed incorporated by reference in any Company filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated July 30, 2025, by and among Euronet Worldwide, Inc., Genesis Merger Sub, Inc., and CoreCard Corporation
99.1	Joint Press Release dated July 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 *              Schedules and similar attachments have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or similar attachment will be furnished to the Securities and Exchange Commission upon request.

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Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking” statements within the meaning of Section 27A of the 1933 Act and Section 21E of the Securities Exchange Act of 1934. You can identify these statements and other forward-looking statements in this document by words such as “may,” “will,” “should,” “can,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work,” “continue,” “target,” “poised,” “advance,” “drive,” “aim,” “forecast,” “approach,” “seek,” “schedule,” “position,” “pursue,” “progress,” “budget,” “outlook,” “trend,” “guidance,” “commit,” “on track,” “objective,” “goal,” “strategy,” “opportunity,” “ambitions,” “aspire” and similar expressions, and variations or negative of such terms or other variations thereof. Words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such statements regarding the transactions contemplated by the Merger Agreement (the “Transaction”), including the expected timing of the closing of the Transaction; future financial and operating results; benefits and synergies of the Transaction; future opportunities for the combined company; the conversion of equity interests contemplated by the Merger Agreement; the issuance of common stock of the Company contemplated by the Merger Agreement; the expected filing by the Company with the SEC of the Registration Statement and the proxy statement/prospectus; the ability of the parties to complete the proposed Transaction considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the Company and CoreCard, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the possibility that CoreCard’s shareholders may not approve the Transaction; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of CoreCard or the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, shareholder, regulatory and other stakeholder approvals and support; the risk of potential litigation relating to the Transaction that could be instituted against CoreCard or its directors and/or officers; the risk associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; the risk of rating agency actions and the Company’s ability to access short- and long-term debt markets on a timely and affordable basis; the risk of various events that could disrupt operations, including: conditions in world financial markets and general economic conditions; inflation; the war in Ukraine and the related economic sanctions; and military conflicts in the Middle East.

These risks, as well as other risks related to the proposed Transaction, will be described in the Registration Statement that will be filed with the SEC in connection with the proposed Transaction. While the list of factors presented here and the list of factors to be presented in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional factors that may affect future results are contained in each company’s filings with the SEC, including each company’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC’s website http://www.sec.gov. The Company regularly posts important information to the investor relations section of its website. Any forward-looking statements made in this release speak only as of the date of this release. Except as may be required by law, neither the Company nor CoreCard intends to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances.

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Important Information for Investors and Stockholders

In connection with the proposed transaction, the Company plans to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement of CoreCard that also constitutes a prospectus of the Company, and any other documents in connection with the transaction. After the Registration Statement has been declared effective by the SEC, the definitive proxy statement/prospectus will be sent to the holders of common stock of CoreCard. INVESTORS AND SHAREHOLDERS OF CORECARD AND THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EURONET, CORECARD, THE TRANSACTION AND RELATED MATTERS. The Registration Statement and proxy statement/prospectus and other documents filed by the Company or CoreCard with the SEC, when filed, will be available free of charge at the SEC’s website at www.sec.gov. Alternatively, investors and stockholders may obtain free copies of documents that are filed or will be filed with the SEC by the Company, including the Registration Statement and the proxy statement/prospectus, on the Company’s website at www.ir.euronetworldwide.com/for-investors, and may obtain free copies of documents that are filed or will be filed with the SEC by CoreCard, including the proxy statement/prospectus, on CoreCard’s website at https://investors.CoreCard.com/. The information included on, or accessible through, the Company’s or CoreCard’s website is not incorporated by reference into this press release.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company and CoreCard and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from CoreCard’s shareholders in connection with the proposed Transaction. A description of participants’ direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus relating to the proposed Transaction when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in the definitive proxy statement, dated April 4, 2025, for its 2025 annual meeting of stockholders, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Information regarding CoreCard’s directors and executive officers is contained in CoreCard’s definitive proxy statement, dated April 14, 2025, for its 2025 annual meeting of shareholders,  and CoreCard’s Annual Report on Form 10-K for the fiscal year ended December  31, 2024. Additional information regarding ownership of the Company’s securities by its directors and executive officers, and of ownership of CoreCard’s securities by its directors and executive officers, is included in each such person’s SEC filings on Forms 3 and 4. These documents and the other SEC filings described in this paragraph may be obtained free of charge as described above under the heading “Important Information for Investors and Stockholders.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euronet Worldwide, Inc.

By:	/s/ Adam Godderz
Adam Godderz
General Counsel and Secretary

Date: July 30, 2025

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INDEX TO EXHIBITS

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated July 30, 2025, by and among Euronet Worldwide, Inc., Genesis Merger Sub, Inc., and CoreCard Corporation
99.1	Joint Press Release dated July 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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